UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 30, 2026

Date of Report (date of earliest event reported)

Rivian Automotive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41042	47-3544981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14600 Myford Road

Irvine, California 92606

(Address of principal executive offices) (Zip code)

(888) 748-4261

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RIVN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On April 30, 2026, (the “Amendment and Restatement Date”), Rivian New Horizon, LLC (the “Borrower”) and Rivian Automotive, Inc. (the “Sponsor” or the “Company”) entered into an Amended and Restated Loan Arrangement and Reimbursement and Sponsor Support Agreement (the “A&R LARSSA”) with the United States Department of Energy (“DOE”), pursuant to which DOE has agreed to certain amendments in respect of a multi-draw term loan initially arranged under the original Loan Arrangement and Reimbursement and Sponsor Support Agreement dated January 16, 2025 (the “Original LARSSA”). The provisions from the Original LARSSA relating to the loan guarantee structure, equity contribution requirements, representations and warranties, covenants and events of default, as described in more detail below, largely remain the same in the A&R LARSSA.

The amended facility is comprised of two tranches, with the first tranche consisting of an approximate 15-year term loan in an aggregate principal amount of up to $3,355,410,861.67, plus capitalized interest in an aggregate amount of up to $315,352,641.39 (the “Note A Loan”), and with a second tranche consisting of an approximate 10-year term loan in an aggregate principal amount of up to $650,902,306.53, plus capitalized interest projected to be in an aggregate amount of up to $178,334,190.41 (the “Note B Loan”, and together with the Note A Loan, the “Amended DOE Loan”), to be provided by the Federal Financing Bank (“FFB”) to the Borrower under DOE’s loan program. A copy of the A&R LARSSA is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein. The description of the A&R LARSSA set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the A&R LARSSA.

The proceeds of advances under the Amended DOE Loan (both the Note A Loan and the Note B Loan) will be used to support the development of the first phase of 300,000 units of annual production capacity at an electric vehicle manufacturing facility in Stanton Springs North, near the City of Social Circle, Georgia (the “Project”). The Borrower may request advances under the Amended DOE Loan for purposes of funding certain eligible Project costs, subject to the Borrower’s satisfaction of the conditions precedent to advances under the A&R LARSSA. Such conditions precedent include the Sponsor maintaining positive gross margin for certain periods prior to the first Advance (as defined below), the achievement of certain vehicle sales metrics prior to the first Advance, the making of required base equity contributions to fund certain Project costs, the granting to DOE of security over, inter alia, Project assets and the execution of related security documents, the Borrower’s entry into agreements necessary for the development, design, engineering, construction and operation of the Project, delivery of a Project execution plan and a bring-down of representations and warranties.

Advances under the Note A Loan (each, a “Note A Advance”) may be requested, upon the satisfaction of certain conditions precedent, from January 16, 2025 through April 16, 2031, and the loans comprised of Note A Advances will mature on March 15, 2045 (the “Note A Maturity Date”). The principal amount of the Note A Advances will be payable in quarterly installments commencing on March 15, 2031, through the Note A Maturity Date. Interest payments on the Note A Advances will begin on June 15, 2030, and will be payable quarterly in arrears. Advances under the Note B Loan (each, a “Note B Advance” and together with the Note A Advances, each an “Advance”) may be requested, upon the satisfaction of certain conditions precedent, from the date of the first Advance through May 15, 2032, and the loans comprised of Note B Advances will mature on June 15, 2041 (the “Note B Maturity Date”). The principal amount of the Note B Advances will be payable in quarterly installments commencing on June 15, 2032, through the Note B Maturity Date. Interest payments on the Note B Advances will begin on June 15, 2032, and will be payable quarterly in arrears. The interest rate associated with this type of DOE loan is equal to the United States Treasury-equivalent yield curve with 0% credit spread, set at each advance.

The Sponsor and certain of its material domestic subsidiaries, whether currently existing or to be established or acquired in the future (the “Subsidiary Guarantors” and together with the Sponsor, the “Guarantors”), will jointly and severally guarantee the Borrower’s obligation to pay the unpaid principal of and interest (including capitalized interest) on Advances and all other obligations and liabilities of the Borrower to DOE, FFB, any of their relevant agents or any subsequent holder or holders of the promissory notes issued by the Borrower in favor of FFB, which may arise in connection with the A&R LARSSA or any related loan or security document (collectively, the “Financing Documents”). To the extent any Guarantor has made any payment pursuant to such guarantee, such Guarantor will be subordinated to all rights that DOE and the other secured parties have under the Financing Documents in respect thereof, until all of such obligations under the Financing Documents have been fully and finally satisfied.

The Sponsor shall make (or cause to be made) contingent equity contributions to the Borrower, upon the Borrower’s demand therefor, to be applied to cost overruns incurred in connection with the applicable Block, up to a cap (the “Contingent Equity Cap”). The Sponsor’s obligation to make such contingent equity contributions will automatically terminate upon the earlier of (i) the project completion date and (ii) the date on which the contingent equity contributions made by the Sponsor to the Borrower equal the Contingent Equity Cap. The Sponsor also shall make (or cause to be made) equity contributions to the Borrower in the amounts needed to pay for certain Project costs required to achieve Project completion, to the extent that sufficient funds are not available therefor in the relevant Project accounts and/or DOE Loan commitments available to be drawn. Until repayment of all borrowings under the DOE Loan, indebtedness and obligations of the Borrower to the Sponsor (and Rivian Automotive, LLC upon its entry into the A&R LARSSA as the “Direct Shareholder” thereunder), unless expressly carved out, will be subordinated to borrowings under the DOE Loan and be payable solely in accordance with the restricted payment covenant in the A&R LARSSA.

The A&R LARSSA contains representations and warranties, as well as information, affirmative and negative covenants that apply to the Borrower (and in certain cases, the Guarantors) and include, among others, requirements with respect to the construction and operation of the Project, compliance with all requirements of the DOE loan program, and limitations on the ability to incur indebtedness, incur liens, make investments or loans, enter into mergers or acquisitions, dispose of assets (including intellectual property with respect to the Project), pay dividends or make distributions on capital stock, prepay indebtedness, pay management, advisory or similar fees to affiliates, enter into certain material agreements and affiliate transactions, enter into new lines of business or enter into certain restrictive agreements. Certain covenants applied to the Borrower (and in certain cases, the Guarantors) starting on the date that the Original LARSSA was signed, while other covenants, including certain of the negative covenants, do not apply to the Borrower or the Guarantors (if applicable) until the date of the first Advance. The A&R LARSSA also contains customary events of default, as well as customary notice periods and remedies with respect to the occurrence of an event of default.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the possible issuance and timing of advances under the DOE Loan, the terms of the A&R LARSSA and related Financing Documents, the use of proceeds resulting from the DOE Loan, the satisfaction of covenants made pursuant to the DOE Loan, the absence of events of default, construction and operation of the Project, and the expected impact of the DOE Loan. You can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements use these words or expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed in Part II, Item 1A, “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and its other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based upon information available to us as of the date of this Current Report on Form 8-K, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1†^	Amended and Restated Loan Arrangement and Reimbursement and Sponsor Support Agreement, effective as of April 30, 2026, by and among Rivian New Horizon, LLC, Rivian Automotive, Inc. and the United States Department of Energy.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Portions of this exhibit (indicated by asterisks) have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).

^ Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to provide copies of any of the omitted exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVIAN AUTOMOTIVE, INC.

Date: April 30, 2026	By:	/s/ Claire McDonough
	Name:	Claire McDonough
	Title:	Chief Financial Officer